UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): September 24, 2009

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	June ‘09	July ‘09	August ‘09
Process Management	-25 to -20	-25 to -20	-25 to -20
Industrial Automation	> -30	> -30	> -30
Network Power	-25 to -20	-20 to -15	-20 to -15
Climate Technologies	-20	-15 to -10	-15 to -10
Appliance and Tools	-30 to -25	-25	-25
Total Emerson	-30 to -25	-25	-25 to -20

August 2009 Order Comments:

Emerson’s trailing three-month order rate continued to show signs of stabilization and was down 20 to 25 percent, with currency exchange rates negatively impacting orders by approximately 1 percentage point. Underlying order trends for the month of August were slightly better than June and July, but still indicate overall weakness in global gross fixed investment and capital goods end markets. The orders from the last couple of months and the current economic trends continue to support our sales forecast presented during our third quarter conference call on August 4, 2009.

Process Management order rates were negatively impacted by reduced capital spending and MRO demand. End markets remained mixed with power and water holding up better than refining and chemical.

Broad order weakness continued across the Industrial Automation business segment, with power generation demand down significantly.

Network Power trailing three-month order trends continued to show signs of stabilization in the data-center computing and telecommunications end markets.

Climate Technologies order rates for the month of August turned slightly positive led by strength in Asia where the stimulus programs in China continue to have a positive impact on the business.

The consumer-related businesses in Appliance and Tools continued to show signs of stabilization while the residential and non-residential related businesses remained weak.

Upcoming Investor Events:

On Tuesday, November 3, 2009, Emerson will issue the Company’s fourth quarter and fiscal year 2009 results. Emerson senior management will discuss the Company’s results during an investor conference call that will be held the same day. The call will begin at 3:00 p.m. Eastern Standard Time (2:00 p.m. Central Standard Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

November 11, 2009 – Baird 2009 Industrial Conference

Location: Chicago, Illinois

Time: 11:05 a.m. to 11:35 a.m. Eastern Standard Time

Presenter: David N. Farr, Chairman, Chief Executive Officer and President

Presentation and webcast: Access to the webcast will be available in the Investor Relations area of Emerson’s website at www.emerson.com/financial at the time of the event. A replay of the webcast will be available for approximately one week at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 24, 2009	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary